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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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[ ]      Preliminary Information Statement

[ ]      CONFIDENTIAL, FOR USE OF THE COMMISSION
         ONLY (AS PERMITTED BY RULE 14C-5(D)(2))

[X]      Definitive Information Statement

                                TELOS CORPORATION
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                (Name of Registrant as Specified in Its Charter)

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                                TELOS CORPORATION
                               19886 ASHBURN ROAD
                                ASHBURN, VA 20147
                                 (703) 724-3800

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                              INFORMATION STATEMENT

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                               GENERAL INFORMATION

General

     This Information Statement is being furnished by Telos Corporation, a Maryland corporation ("Telos" or the "Company"), formerly known as C3, Inc., in connection with the special meeting of the holders of the its 12% Cumulative Exchangeable Redeemable Preferred Stock (the "Exchangeable Preferred Stock") to be held on July 31, 1998 at 10:00 a.m. at the law offices of McGuire, Woods, Battle & Boothe, LP, The Army and Navy Club Building, 1627 Eye Street, N.W., Washington, D.C. 20006 (the "Special Meeting").


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


Purpose of Meeting

     The purpose of the Special Meeting is to allow the holders of the Exchangeable Preferred Stock to elect two Class D Directors to the Telos Board of Directors. On May 7, 1998, the Company mailed a Notice of Special Meeting setting forth the business to be conducted at the Special Meeting. Pursuant to
Section 5 of Article II of the Company's Bylaws, no other business may be conducted at the Special Meeting.

Reason for Election

     The holders of the Exchangeable Preferred Stock are entitled to elect two Class D directors because dividends on the Exchangeable Preferred Stock are in arrears and unpaid for three consecutive full semi-annual periods. Telos did not believe that the holders of the Exchangeable Preferred Stock were entitled to voting rights to elect class D Directors because the Company was unable to pay the dividends. Because certain shareholders asserted that they were entitled to the voting rights, Telos initiated a Declaratory Judgment action for an interpretation of the disputed provision. On May 4, 1998, the Court entered a Final Order declaring that the holders of the Exchangeable Preferred stock were entitled to the voting rights.

Nominations

     Telos has received nominations of the following persons for election as Class D Directors:

                  Richard M. Goltermann
                  Marshall Greenblatt
                  Julio E. Heurtematte, Jr.
                  Richard C. Litsinger
                  Malcolm M.B. Sterrett


     Applicable rules of the Securities and Exchange Commission (the "SEC") require that, if proxies are solicited from the holders of the Exchangeable Preferred in support of the election of any nominee to the Board of Directors of the Company, the person soliciting such holders must provide them with a proxy statement containing certain prescribed information, including information concerning the nominees. Telos is aware that Value Partners, Ltd. ("Value Partners") filed a preliminary proxy statement with the SEC on June 11, 1998 stating its intention to solicit proxies in support of the election of nominees Heurtematte and Sterrett as Class D Directors. Information concerning nominees Heurtematte and Sterrett is included in such preliminary proxy statement. Telos believes, based upon information contained in Value Partners SEC filing, that Value Partners intends to disseminate the proxy statement in final form to holders of the Exchangeable Preferred Stock in connection with its proxy solicitation. Telos does not know if any proxy solicitation will be made in support of the election of nominees Greenblatt, Goltermann or Litsinger or in opposition to the election of nominees Heurtematte and Sterrett. The Company assumes no responsibility for the accuracy or completeness of any information contained in any proxy material furnished to any holder of Exchangeable Preferred Stock concerning the election of any Class D Director.

     The Board of Directors of Telos does not take any position with respect to the election of any of the nominees for election as Class D Directors, is not soliciting any proxies in connection with the Special Meeting and does not make any recommendation "For" or "Against" the election of any nominee.

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Voting At Meeting

     The record date for determining the shareholders entitled to vote at the Special Meeting is June 26, 1998 ("Record Date"). As of the Record Date, there were 3,595,586 shares of Exchangeable Preferred Stock outstanding. Each share of Exchangeable Preferred Stock is entitled to one vote at the Special Meeting on the matter properly presented at the meeting and may be voted for as many individuals as there are directors to be elected. There is no cumulative voting. Directors are elected by a plurality of the votes cast with a quorum present. A quorum consists of stockholders representing, either in person or by proxy, a majority of the outstanding Exchangeable Preferred Stock entitled to vote at the Special Meeting. Abstentions are considered in determining the presence of a quorum but will not affect the plurality vote required for the election of directors.

     If the election of the Class D directors is contested, under rules applicable to broker-dealers voting shares beneficially owned by customers, the proposal for the election of the nominees would be considered a "non-discretionary" item upon which broker-dealers may not vote on behalf of their clients unless such clients have furnished voting instructions. As a result, there may be broker non-votes at the Special Meeting. However, broker non-votes will have no effect on the election of directors by a plurality vote. If there is no contest, the proposal for the election of the nominees would be considered a "discretionary" item upon which broker-dealers may vote on behalf of their clients where the clients have not submitted voting instructions. In that case, there would be no broker non-votes at the Special Meeting.


Security Ownership of Certain Beneficial Owners and Management

     Information concerning the security ownership of management and those persons believed by the Company to be beneficial owners of more than 5% of the Company's Class A Common Stock and the Exchangeable Preferred Stock is incorporated herein by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1997, which was filed with the SEC on March 31, 1998 (the "1997 Form 10-K").

Directors and Executive Officers

     Information concerning the directors and executive officers of the Company is incorporated herein by reference to the Company's 1997 Form 10-K.

Meetings of the Board of Directors and Committees of the Board of Directors

     Information concerning the number of and attendance at meetings of the Board of Directors of the Company as well as the nature, composition and frequency of meetings of the committees of the Board of Directors of the Company is incorporated herein by reference to the Company's 1997 Form 10-K.

Certain Relationships and Related Transactions

     Information concerning certain relationships and related transactions between the Company and certain of its current and former officers and directors is incorporated herein by reference to the Company's 1997 Form 10-K.

Independent Auditors

     The public accounting firm of Price Waterhouse LLP has been selected as the independent auditors of the Company for the year ended December 31, 1998.

     A representative of Price Waterhouse LLP will not be present at the meeting unless prior to the day of the meeting the Secretary of the Company has received written notice from a stockholder addressed to the Secretary of the Company at 19886 Ashburn Road, Ashburn, Virginia, 20147, that such stockholder will attend the meeting and wishes to ask questions of a representative of the firm.


Information Incorporated by Reference

     Certain of the information in this Information Statement is incorporated by reference to the Company's 1997 Form 10-K. A copy of the Company's 1997 Form 10-K is available without charge to stockholders upon written request addressed to the Secretary of the Company at 19886 Ashburn Road, Ashburn, Virginia 20147. The Company's 1997 Form 10-K and other periodic and other reports filed by the Company with the SEC are also available at the SEC's worldwide website (http:/www.sec.gov).
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                                           Telos Corporation



                                           By:  /S/  Gerald D. Calhoun
                                                ----------------------
                                                Gerald D. Calhoun
                                                Secretary

July 10, 1998